                                                                     Exhibit G


     Items 2, 5 and 6, and Schedule 1 of the Schedule 13D filed with the Securities and Exchange Commission with respect to Universal Common Stock on June 9, 2000, by Castle Harlan and the reporting persons named therein.

                                                                       EXHIBIT G

Item 2.  Identity and Background.
         -----------------------

         (a)  This Schedule is filed on behalf of:

              (i) Mellon Bank, N.A., as Trustee for the Bell Atlantic Master Trust ("Bell Atlantic"), a Delaware corporation, with respect to the Shares owned by it;

              (ii) Bell Atlantic Asset Management Company, a wholly-owned subsidiary of Bell Atlantic Corporation and an investment manager to Bell Atlantic ("BAAMCO"), in connection with the shares owned by Bell Atlantic;

              (iii) First Union Capital Partners, Inc. ("FUCP"), a Virginia corporation, with respect to the Shares owned by it;

              (iv) First Union National Bank ("FUNB"), a National Association, with respect to the Shares beneficially owned indirectly by it through its direct ownership of FUCP;

              (v) First Union Corporation ("FTU"), a North Carolina corporation, with respect to the Shares beneficially owned indirectly by it through its indirect ownership of FUCP;

              (vi) Taunus Corporation ("Taunus"), a corporation organized under the laws of the State of Delaware, DB Capital Partners, Inc. ("DBCP Inc."), a corporation organized under the laws of the State of Delaware, DB Capital Partners, L.P. ("DBCP L.P."), a limited partnership organized under the laws of the State of Delaware, DB Capital Partners, L.L.C. ("DBCP L.L.C"), a limited liability company filed under the laws of the State of Delaware and DB Capital Partners SBIC, L.P. ("DBCP SBIC"), a limited partnership organized under the laws of the State of Delaware in connection with respect to the shares owned directly by DBCP SBIC;

              (vii) State Street Bank and Trust Company, as Trustee of Du Pont Pension Trust ("DuPont"), with respect to the Shares owned by it;

              (viii) Brown University Third Century Fund ("Brown"), with respect to the Shares owned by it;

CUSIP No.  913431-10-2

              (ix) Castle Harlan Partners III, L.P. ("CHP III"), a Delaware limited partnership, in connection with Shares owned directly by it and Shares owned directly by Bell Atlantic, First Union, DB, DuPont and Brown (collectively, the "Co-Investors");

              (x) Castle Harlan Associates III, L.P. ("CH Associates"), a Delaware limited partnership, in connection with the Shares owned directly by CHP III, CH Offshore and CH Affiliates;

             (xi) Castle Harlan, Inc. ("CHI"), a Delaware corporation, in connection with Shares owned directly by it and the Shares owned directly by CHP III, CH Offshore, CH Affiliates and the Co-Investors;

             (xi) Castle Harlan Partners III, G.P., Inc. ("CHPGP"), a Delaware corporation, in connection with the Shares owned directly by CHP III, CH Offshore, CH Affiliates and the Co-Investors;

             (xii) William M. Pruellage, in connection with Shares owned by him;

             (xiii) Sylvia Rosen, in connection with Shares owned directly by her;

             (xiv) Howard Weiss, in connection with Shares owned directly by him;

             (xv) the Marc A. Weiss 1994 Trust (the "Marc Trust"), in connection with Shares owned directly by it;

             (xvi) the Michael D. Weiss 1994 Trust (the "Michael Trust"), in connection with shares owned directly by it;

             (xvii) Marcel Fournier, in connection with Shares owned through Tucker Anthony Inc., Custodian FBO/Marcel Fournier, IRA-R ID# 04-256629;

             (xviii) Leonard M. Harlan, in connection with Shares owned directly by him;

             (xix) Samuel Urcis, in connection with Shares owned directly by him;

             (xx) David H. Chow, in connection with Shares owned directly by him;

             (xxi) Jeffrey M. Siegal, in connection with Shares owned directly by him;

             (xxii) William J. Lovejoy, in connection with Shares owned directly by him;

             (xxiii) John Peter Laborde, in connection with Shares owned directly by him;

             (xxiv) Cliffe Floyd Laborde, in connection with Shares owned directly by him;

             (xxv) Gary Lee Laborde, in connection with Shares owned directly by him;

CUSIP No.  913431-10-2

             (xxvi) John Peter Laborde, Jr., in connection with Shares owned directly by him;

             (xxvii) John Tracy Laborde, in connection with Shares owned directly by him;

             (xxviii) Mary Adrienne Laborde Parsons, in connection with Shares owned directly by her;

             (xxix) Castle Harlan Offshore Partners, L.P. ("CH Offshore"), a Delaware limited partnership, in connection with Shares owned directly by it;

             (xxx) Castle Harlan Affiliates III, L.P. ("CH Affiliates"), a Delaware limited partnership, in connection with Shares owned directly by it;

             (xxxi) Branford Castle Holdings, Inc. ("Branford"), a Delaware corporation, in connection with Shares owned directly by it;

             (xxxii) Frogmore Forum Family Fund, LLC ("Frogmore"), in connection with Shares owned directly by it; and

             (xxxiii) John K. Castle, in connection with Shares owned by (A) CHI, CHP III, CH Offshore, CH Affiliates, Branford, Frogmore, the Marc Trust, the Michael Trust, Messrs. Harlan, Urcis, Pruellage, Weiss, Fournier, Chow, Siegal and Lovejoy and Ms. Rosen (collectively, the "CH Group"), (B) the Co-Investors and (C) John P. Laborde, Cliffe F. Laborde, Gary L. Laborde, John T. Laborde, John P. Laborde, Jr. and Mary Adrienne Laborde Parsons (collectively, the "Labordes").

          The persons and entities above are referred to herein collectively as the "Reporting Persons".

          Information with respect to each of the Reporting Persons is given solely by such Reporting Person, and no Reporting Person assumes responsibility for the accuracy or completeness of information furnished by another Reporting Person.

          The general partner of each of CHP III, CH Offshore and CH Affiliates is CH Associates. The general partner of CH Associates is CHPGP.

          The executive officers of CHPGP are Messrs. Castle, Harlan, Weiss and David Pittaway. The directors of CHPGP are Messrs. Castle and Harlan.

          CHI is the investment manager for CHP III, CH Offshore and CH Affiliates and has the discretion, without the need for additional approval, to direct the investments of CHP III, CH Offshore and CH Affiliates. The directors of CHI are Messrs. Castle and Harlan. The executive officers of CHI are (i) John K. Castle - Chairman and controlling stockholder, (ii) Leonard M. Harlan - President, (iii) David Pittaway - Managing Director, Vice President and Secretary and (iv) Howard Weiss - Vice President, Treasurer and Chief Financial Officer.

           The managing members of Frogmore are Messrs. Castle and Weiss.

CUSIP No.  913431-10-2

           The executive officers of Branford are (i) Mr. Castle - President and Treasurer and (ii) David A. Castle - Vice President and Secretary. The sole director of Branford is Mr. Castle.

           The trustee of Bell Atlantic is Mellon Bank, N.A.

           The directors of Bell Atlantic are: William F. Heitman (principal occupation is Vice President - Treasurer (Acting) of Bell Atlantic Corporation); Victor S. Gomperts (principal occupation is Vice President -
Tax); Frederick Salerno (principal occupation is Senior Executive Vice President and Chief Financial Officer - Strategy and Business Development of Bell Atlantic Corporation); and Bruce Franzese (principal occupation is Vice President and General Counsel of Bell Atlantic). The principal business address for each director of Bell Atlantic (other than Mr. Franzese) is 1095 Avenue of the Americas, New York, NY 10036. The executive officers of Bell Atlantic are Mr. Heitman; Marie LoGiudice (principal occupation is Vice President Operations of Bell Atlantic); A. Jay Baldwin (principal occupation is Vice President Private Markets of Bell Atlantic); Audrey Kent (principal occupation is Vice President Internal Investment Management); and Bruce Franzese (Vice President and General Counsel of Bell Atlantic). The principal business address for each executive officer of Bell Atlantic (other than Mr. Heitman) is 245 Park Avenue, 4th Floor, New York, NY 10162.

           The directors of Bell Atlantic Corporation are Richard L. Carrion (principal occupation is Chairman, President and Chief Executive Officer of Banco Popular de Puerto Rico and Popular, Inc. and principal business address is 209 Munoz Rivera Avenue, Hato Rey, Puerto Rico 00918); James G. Cullen (principal occupation is President and Chief Operating Officer of Bell Atlantic and principal business address is 1310 N. Court House Road, Arlington, VA 22201); Helen L. Kaplan (principal occupation is counsel at Skadden, Arps, Slate, Meagher & Flom LLP and principal business address is Four Times Square, 44th Floor, New York, NY 10036-6522); Joseph Neubauer (principal occupation is Chairman and Chief Executive Officer of ARAMARK Corporation and principal business address is 1101 Market Street, 31st Floor, Philadelphia, PA 19107); Thomas H. O'Brien (principal occupation is Chairman of the PNC Financial Services Group, Inc. and principal business address is 249 5th Avenue, 30th Floor, Pittsburgh, PA 15222-2707); Hugh B. Price (principal occupation is the President and Chief Executive Officer of the National Urban League and principal business address is 120 Wall Street, 8th Floor, New York, NY 10005); Ivan Seidenberg (principal occupation is Chairman of the Board and Chief Executive Officer of Bell Atlantic Corporation and principal business address is 1095 Avenue of the Americas, New York, NY 10036); Walter V. Shipley (principal business address is 270 Park Avenue, New York, NY 10017-2070); and John R. Stafford (principal occupation is Chairman, President and Chief Executive officer of American Home Products Corporation and principal business address is 5 Giralda Farms, Madison, NJ 07940). The officers of Bell Atlantic Corporation are: Lawrence T. Babbio, Jr. (principal occupation President and Chief Operating Officer of Bell Atlantic Corporation and principal business address is 1095 Avenue of the Americas, New York, NY 10036); Mr. Cullen; Jacquelyn B. Gates (principal occupation is Vice President
- - Ethics and Corporate Compliance of Bell Atlantic Corporation and principal business address is 1095 Avenue of the Americas, New York, NY 10036); William
F. Heitmann (principal occupation is Vice President - Treasurer (Acting) of Bell Atlantic Corporation and principal business office is 1095 Avenue of the Americas, New York, NY 10036); John F. Killian (principal occupation is Vice

CUSIP No.  913431-10-2

President - Investor Relations of Bell Atlantic Corporation and principal business address is 1095 Avenue of the Americas, New York, NY 10036); Mark J. Mathis (principal occupation is Executive Vice President and General Counsel (Acting) of Bell Atlantic Corporation and principal business address is 1095 Avenue of the Americas, New York, NY 10036); Frederic Salerno (principal occupation is Senior Executive Vice President and Chief Financial Officer - Strategy and Business Development of Bell Atlantic Corporation and principal business address is 1095 Avenue of the Americas, New York, NY 10036); Mr. Seidenberg; Dennis F. Strigl (principal occupation is President and Chief Executive Officer of Verizon Wireless and principal business address is 180 Washington Valley Road, Bedminster, NJ 07921); Thomas J. Tauke (principal occupation is Executive Vice President - External Affairs and Corporate Communications (Acting) of Bell Atlantic Corporation and principal business address is 1300-I Street, N.W., Washington, DC 20005); and Doreen A. Toben (principal occupation is Vice President - Controller of Bell Atlantic Corporation and principal business address is 1095 Avenue of the Americas, New York, NY 10036).

           Each executive officer and director of Bell Atlantic and Bell Atlantic Corporation is a citizen of the United States.

           Certain information required by this Item 2 concerning the directors and executive officers of certain Reporting Persons is set forth on
Schedule 1 attached hereto, which is incorporated herein by reference.

           DBCP L.L.C. is the General Partner of DBCP SBIC. DBCP L.P. is the Managing Member of DBCP L.L.C. DBCP Inc. is the General Partner of DBCP L.P. The executive officers and directors of DBCP Inc. are Charles Ayres, Managing Director (principal occupation is Managing Director, DB Capital Partners, Inc. and principal address is 130 Liberty Street, 25th Floor, New York, NY 10006), Joseph T. Wood, Managing Director (principal occupation is Managing Director, DB Capital Partners, Inc. and principal address is 130 Liberty Street, 25th Floor, New York, NY 10006), and James Edward Virtue, Managing Director (principal occupation is President of Deutsche Bank Securities Inc. and principal address is 130 Liberty Street, 25th Floor, New York, NY 10006). The executive officers and directors of Taunus are Richard W. Ferguson, Director and Treasurer (principal occupation is Managing Director of Deutsche Bank AG, New York Branch, 31 West 52nd Street, New York, NY 10019), Gary T. Handel, Director (principal occupation is Managing Director of Deutsche Bank AG, New York Branch, 31 West 52nd Street, New York, NY 10019), John A. Ross, Director, President and Chief Executive Officer (principal occupation is Executive Vice President and General Manager of Deutsche Bank AG, New York Branch, 31 West 52nd Street, New York, NY 10019), Troland S. Link, Vice President (principal occupation is Managing Director and General Counsel of Deutsche Bank AG, New York Branch, 31 West 52nd Street, New York, NY 10019) and David Mellgard, Secretary (principal occupation is Director and Counsel of Deutsche Bank AG, New York Branch, 31 West 52nd Street, New York, NY 10019).

           DuPont Capital Management Corporation is a wholly-owned subsidiary of the DuPont Corporation and is responsible for managing the assets of DuPont. Wilmington Trust has been the trustee of DuPont from 1942 up to and including May 31, 2000. Effective June 1, 2000 State Street Bank and Trust became the trustee for DuPont.

CUSIP No.  913431-10-2

           Brown is a non-profit corporation established to support the educational purposes of Brown University, its sole shareholder. Brown University is itself a non-profit corporation operating exclusively for charitable and educational purposes. The executive officers of Brown are (i) John P. Birkelund - Chairman, (ii) Marvyn Carton - Vice Chairman, (iii) Jonathan L. Shear - Treasurer, and (iv) Beverly E. Ledbetter - Secretary. The directors of Brown are Mark L. Attansio, John P. Birkelund, James J. Burke, Jr., Gordon E. Cadwgan, Marvyn Carton, Richard C. Dresdale, Jeffry W. Greenberg, John W. Holman, Jr. Beverly E. Ledbetter, Stephen Robert, Jonathan
L. Shear, and John Simon.

         The Reporting Persons are making a joint filing pursuant to the requirements of Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), because, by reason of their relationship as described herein, they may be deemed to be a "group" and "deemed to have acquired beneficial ownership" within the meaning of Rules 13d-3 and 13d-5 promulgated under the Exchange Act with respect to acquiring, holding and disposing of the Shares.

         (b) The address of the principal businesses and offices of (i) the CH Group (other than Mr. Urcis) is c/o Castle Harlan, Inc., 150 East 58th Street, 37th Floor, New York, NY 10155; (ii) Mr. Urcis is 1160 Marilyn Drive, Beverly Hills, CA 90210; (iii) the Labordes is c/o John Peter Laborde, 601 Poydras Street, Suite 1637, New Orleans, LA 70136; (iv) Mellon Bank, N.A., the trustee of Bell Atlantic is located at One Mellon Bank Center, Pittsburgh, PA 15248-0001. Mr. Chow's address is 7 Roshab Lane, Westport, CT 06880. Mr. Siegal's address is 340 E. 80th Street, New York, NY 10021. Mr. Lovejoy's address is c/o DB Capital Partners, Inc., 130 Liberty Street, New York, New York 10006. The address of BAAMCO's principal place of business is 245 Park Avenue, 40th Floor, New York, New York 10167. The address of Bell Atlantic Corporation's principal place of business is 1095 Avenue of the Americas, New York, NY 10036. The address of the principal business and principal office of FUCP is One First Union Center, 301 South College Street, 5th Floor, Charlotte, North Carolina 28288-0732. The address of the principal business and principal office of FUNB and FTU is One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0732. The address of Taunus's principal place of business and principal office is 31 West 52nd Street, New York, New York 10019. The address of DBCP Inc.'s, DBCP L.P.'s, DBCP L.L.C.'s and DBCP SBIC's principal place of business and principal office is 130 Liberty Street, New York, New York 10006; DuPont is c/o DuPont Capital Management Corp., Delaware Corporate Center, One Righter Parkway, Suite 3200, Wilmington, Delaware 19803; and Brown is Attention: Christopher Longee, 164 Angell Street, Box C, Providence, Rhode Island, 02912.

         (c) The principal business of CHP III, CH Offshore, CH Affiliates, Branford and Frogmore is that of making investments. The principal business of CH Associates is of being the general partner of CHP III, CH Offshore and CH Affiliates. The principal business of CHPGP is of being the general partner of CH Associates. The principal business of CHI is to provide business and organizational strategy, financial and investment management and merchant and investment banking services for various limited partnerships.

CUSIP No.  913431-10-2

          The principal occupation of Mr. Castle is as being an executive officer and director of CHI, CHPGP and Branford, and managing member of Frogmore. The principal occupation of Mr. Harlan is as being an executive officer and director of CHI and CHPGP. The principal occupation of Mr. Weiss is as being an executive officer of CHI and managing member of Frogmore. The principal occupation of Mr. Fournier, Ms. Rosen and Mr. Pruellage is as being officers of CHI. The principal business of the Marc Trust and the Michael Trust is that of making investments.

          The principal occupation of Mr. Urcis is as being a venture capitalist.

          The principal occupation of Mr. Lovejoy is being an officer of DBCP Inc., which also may be deemed to beneficially own an interest in the Issuer.

          The principal occupation of Mr. Chow is managing investments for his own account and other individuals.

          The principal occupation of Mr. Siegal is being a chief financial officer of BD Capital Partners.

          The principal business of Bell Atlantic is investment advisor.

          FUCP, a wholly-owned subsidiary of FUNB, is engaged principally in the business of venture capital investing. FUNB, which is engaged principally in the business of banking, is a wholly-owned subsidiary of FTU. FTU is a financial holding company which is principally engaged in the business of banking through its subsidiaries.

          Taunus's principal business is to function as a holding company for Deutsche Bank AG's United States operations. DBCP SBIC is an indirect wholly-owned subsidiary of Taunus and DBCP SBIC's principal business is to function as part of the merchant banking arm of Deutsche Bank AG. DBCP Inc. is the general partner of DBCP L.P, which is the managing member of DBCP L.L.C. which is the general partner of DBCP SBIC. The principal business of DBCP Inc., DBCP L.P. and DBCP L.L.C. is to serve as holding companies. Mr. Lovejoy, who also owns an interest in the Issuer, is an officer of DBCP Inc.

          The principal business of DuPont is a pension fund.

          The principal business of Brown is a non-profit educational institution.

          John P. Laborde is retired.

          The principal occupation of Cliffe F. Laborde is as being Senior Vice President and General Counsel of Tidewater, Inc.

          The principal occupation of Gary L. Laborde is as being President of Laborde Marine Lifts, Inc.

          The principal occupation of John T. Laborde is as being an executive of Laborde Products, Inc.

CUSIP No.  913431-10-2

          The principal occupation of John P. Laborde, Jr. is as being President of Laborde Marine, L.L.C.

          The principal occupation of Mary Adrienne Laborde Parsons is as being a housewife.

         (d) None of the Reporting Persons, nor, to the best knowledge of FUCP, FUNB and FTU, any of the persons named in Schedule 1, has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

         (e) None of the Reporting Persons nor, to the best knowledge of any of the persons name in Schedule 1, has, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         (f) Other than Mr. Fournier, each of the reporting persons who are individuals referred to in paragraph (a) above is a citizen of the United States. Mr. Fournier is a citizen of France. CHI, CHPGP and Branford are corporations formed under the laws of the State of Delaware. CHP III, CH Offshore, CH Affiliates and CH Associates are limited partnerships formed under the laws of the State of Delaware. Frogmore is a limited liability company formed under the laws of the State of Delaware. The Marc Trust and the Michael Trust are trusts organized under the laws of the State of New York. Bell Atlantic is a master pension trust organized under the laws of the State of New York. BAAMCO is a Delaware corporation, and its principal business is investment management. Bell Atlantic Corporation is a Delaware corporation, and its principal business is telecommunications. FTU is a corporation formed under the laws of the State of North Carolina. FUNB is a National Association. FUCP is a corporation formed under the laws of the State of Virginia. Taunus and DBCP Inc. are corporations formed under the laws of the State of Delaware. DBCP L.P. and DBCP SBIC are limited partnerships formed under the laws of the State of Delaware. DBCP L.L.C. is a limited liability company formed under the laws of the State of Delaware. DuPont is an ERISA-qualified pension fund. The investment manager, DuPont Capital Management Corporation, is a corporation organized under the laws of the State of Delaware. Brown is a non-profit 501(c)(3) corporation formed under the laws of the State of Rhode Island.

Item 5.  Interest in Securities of the Issuer.
         ------------------------------------

         (a) The approximate aggregate percentage of Shares reported beneficially owned by each person herein is based upon the 12,982,332 Shares issued and outstanding as of May 30, 2000 as reflected in the Issuer's Prospectus dated May 23, 2000, plus the 275,000 Shares of common stock issued by the Issuer on June 7, 2000, for a total of 13,257,332 Shares issued and outstanding.

CUSIP No.  913431-10-2

         As of the date hereof:

               (i) Bell Atlantic owns directly 535,269 Shares, constituting approximately 4.0% of the shares outstanding. BAAMCO is an investment manager to Bell Atlantic and has the power to direct the trustee of Bell Atlantic with respect to the disposition of and the voting of Shares owned by Bell Atlantic. BAAMCO is a direct, wholly-owned subsidiary of Bell Atlantic Corporation.

               (ii) FUCP owns directly 535,269 Shares, constituting approximately 4.0% of the shares outstanding.

               (iii) FUNB owns directly no Shares. By reason of the provisions of Rule 13d-3 of the Exchange Act, FUNB may be deemed to beneficially own the 535,269 Shares owned directly by FUCP, constituting approximately 4.0% of the shares outstanding.

               (iv) FTU owns directly no Shares. By reason of the provisions of Rule 13d-3 of Exchange Act, FTU may be deemed to beneficially own the 535,269 shares owned directly by FUCP, constituting approximately 4.0% of the shares outstanding.

               (v) DBCP SBIC owns directly 525,269 Shares constituting approximately 4.0% of the shares outstanding. Each of Taunus, DCBP Inc., DBCP L.P. and DBCP L.L.C. may be deemed to be the beneficial owner of the Shares owned by DBCP SBIC.

               (vi) DuPont owns directly 535,269 Shares, constituting approximately 4.0% of the shares outstanding.

               (vii) Brown owns directly 33,453 Shares, constituting less than one percent of the shares outstanding.

               (viii) Mr. Pruellage owns directly 167 Shares, constituting less than one percent of the shares outstanding.

               (ix) Ms. Rosen owns directly 334 Shares, constituting less than one percent of the shares outstanding.

               (x) Mr. Weiss owns directly 1,337 Shares, constituting less than one percent of the shares outstanding.

               (xi) The Marc Trust owns directly 334 Shares, constituting less than one percent of the shares outstanding.

               (xii) The Michael Trust owns directly 334 Shares, constituting less than one percent of the shares outstanding.

               (xiii) Mr. Fournier owns beneficially (through his individual retirement account) 1,337 Shares, constituting less than one percent of the shares outstanding.

               (xiv) Mr. Urcis owns directly 219,698 Shares, constituting approximately 1.7% of the shares outstanding, which includes 99,135 Shares subject to options which are fully exercisable and 40,146 Shares owned by CHP III, which shares Mr. Urcis has the option to purchase.

CUSIP No.  913431-10-2

               (xv) Mr. Chow owns directly 10,035 Shares, constituting less than one percent of the shares outstanding.

               (xvi) Mr. Siegal owns directly 3,344 Shares, constituting less than one percent of the shares outstanding.

               (xvii) Mr. Lovejoy owns directly 334 Shares, constituting less than one percent of the shares outstanding.

               (xviii) John P. Laborde owns directly 33,453 Shares, constituting less than one percent of the shares outstanding.

               (xix) Cliffe F. Laborde owns directly 6,689 Shares, constituting less than one percent of the shares outstanding.

               (xx) Gary L. Laborde owns directly 6,689 Shares, constituting less than one percent of the shares outstanding.

               (xxi) John P. Laborde, Jr. owns directly 6,689 Shares, constituting less than one percent of the shares outstanding.

               (xxii) John T. Laborde owns directly 6,689 Shares, constituting less than one percent of the shares outstanding.

               (xxiii) Mary Adrienne Laborde Parsons owns directly 6,689 Shares, constituting less than one percent of the shares outstanding.

               (xxiv) Mr. Harlan owns directly 9,720 Shares, constituting less than one percent of the shares outstanding.

               (xxv) CHI owns directly 136,364 Shares. By reason of the provisions of Rule 13d-3 of the Exchange Act, CHI may be deemed to beneficially own 5,344,832 Shares, constituting approximately 40.3% of the shares outstanding, of which 2,936,718 Shares are owned by CHP III, 48,142 Shares are owned by CH Offshore, 49,079 Shares are owned by CH Affiliates and 2,174,529 Shares CHP III may direct the voting of pursuant to the Voting Agreement, dated as of February 20, 1998 (the "Voting Agreement"), as amended, among the Issuer, CHP III and the Co-Investors. CHI disclaims beneficial ownership of those Shares other than those owned directly by it.

               (xxvi) Branford owns directly 19,449 Shares, constituting less than one percent of the shares outstanding.

               (xxvii) CH Offshore owns directly 48,142 Shares, constituting less than one percent of the shares outstanding.

               (xxviii) CH Affiliates owns directly 49,079 Shares, constituting less than one percent of the shares outstanding.

               (xxix) Frogmore owns directly 11,177 Shares, constituting less than one percent of the shares outstanding.

CUSIP No.  913431-10-2

               (xxx) CHP III owns directly 2,936,718 Shares. By reason of the provisions of Rule 13d-3 of the Exchange Act, CHP III may be deemed to beneficially own 5,111,247 Shares, constituting approximately 39.0% of the shares outstanding, of which 535,269 Shares are owned directly by Bell Atlantic, 535,269 Shares are owned directly by First Union, 535,269 Shares are owned directly by DB, 535,269 Shares are owned directly by DuPont and 33,453 shares are owned directly by Brown. CHP III disclaims beneficial ownership of those Shares other than those owned directly by it.

               (xxxi) CH Associates owns directly no Shares. By reason of the provisions of Rule 13d-3 of the Exchange Act, CH Associates may be deemed to beneficially own 5,208,468 Shares, constituting approximately 39.3% of the shares outstanding, of which 2,936,718 Shares are owned directly by CHP III, 48,142 Shares are owned directly by CH Offshore, 49,079 Shares are owned directly by CH Affiliates, and 2,174,529 Shares CHP III may direct pursuant to the Voting Agreement. CH Associates disclaims beneficial ownership of the Shares, except as to Shares representing the CH Associates's pro rata interest in, and interest in the profits of, CHP III, CH Offshore and CH Affiliates.

               (xxxii) CHPGP owns directly no Shares. By reason of the provisions of Rule 13d-3 of the Exchange Act, CHPGP may be deemed to beneficially own 5,208,468 Shares, constituting approximately 39.3% of the shares outstanding, of which 2,936,718 Shares are owned directly by CHP III, 48,142 Shares are owned directly by CH Offshore, 49,079 Shares are owned directly by CH Affiliates, and 2,174,529 Shares CHP III may direct the voting of pursuant to the Voting Agreement. CH Associates disclaims beneficial ownership of the Shares, except as to Shares representing CH Associates's pro rata interest in, and interest in the profits of, CHP III, CH Offshore and CH Affiliates.

               (xxxiii) Mr. Castle owns directly no Shares. By reason of the provisions of Rule 13d-3 of the Exchange Act, Mr. Castle may be deemed to own beneficially 5,550,049 Shares constituting approximately 41.9% of the shares outstanding, of which (A) 136,364 Shares are owned directly by CHI, (B) 2,936,718 Shares are owned directly by CHP III, (C) 2,174,529 Shares CHP III may direct the voting of pursuant to the Voting Agreement, (D) 235,540 Shares that Mr. Castle serves as voting trustee pursuant to the Voting Trust Agreement, dated as of February 20, 1998 (the "First Voting Trust Agreement"), among the Issuer, the CH Group (other than CHP III and CHI) and John K. Castle, as voting trustee, and (D) 66,898 Shares that Mr. Castle serves as voting trustee pursuant to the Voting Trust Agreement, dated as of December 1, 1998 (the "Second Voting Trust Agreement"), among the Issuer, the Labordes and John K. Castle, as voting trustee. Mr. Castle disclaims beneficial ownership of all such Shares, except as to Shares representing his pro rata interest in, and interest in the profits of, CHI, CHP III, CH Offshore, CH Affiliates, Frogmore and Branford.

         Each of the First Voting Trust Agreement, the Second Voting Trust Agreement and the Voting Agreement, filed as an exhibit to this Statement, is incorporated herein by reference.

         To the knowledge of FUCP, FUNB and FTU, none of the persons listed in
Schedule 1 owns any Shares.

CUSIP No.  913431-10-2

         (b) CHP III has the power to dispose of and the power to vote the Shares directly owned by it, which power may be exercised by its investment manager, CHI, or its general partner, CH Associates, or CH Associates' general partner, CHPGP, or CHPGP's and CHI's controlling stockholder, Mr. Castle.

          Each of CH Offshore and CH Affiliates has the power to dispose of the Shares directly owned by it, which power may be exercised by its investment manager, CHI, or its general partner, CH Associates, or CH Associates' general partner, CHPGP, or CHPGP's and CHI's controlling stockholder, Mr. Castle. Each of CH Offshore and CH Affiliates is party to the First Voting Trust Agreement which permits Mr. Castle to vote their Shares.

          Branford has the power to dispose of the Shares directly owned by it, which power may be exercised by its controlling stockholder, Mr. Castle. Branford is party to the First Voting Trust Agreement which permits Mr. Castle to vote its Shares.

         Frogmore has the power to dispose of the Shares directly owned by it, which power may be exercised by its managing member, Mr. Castle. Frogmore is party to the First Voting Trust Agreement which permits Mr. Castle to vote its Shares.

          CHI has the power to dispose of and the power to vote the Shares directly owned by it, which power may be exercised by its controlling stockholder, Mr. Castle.

          Each Co-Investor has the power to vote and the power to dispose of their own Shares, but have entered into a Voting Agreement with CHP III whereby each Co-Investor has agreed to vote their Shares in the same manner as CHP III. Each person and entity of the CH Group (other than CHI) has the power to dispose of their own Shares, but have entered into the First Voting Trust Agreement which permits Mr. Castle to vote their Shares.

          Each of Messrs. Harlan, Fournier, Pruellage, Urcis, Chow, Siegal and Lovejoy, Ms. Rosen, the Marc Trust and the Michael Trust has the power to dispose of the Shares directly owned by it, him or her, but have entered into the First Voting Trust Agreement which permits Mr. Castle to vote their Shares.

          Each of the Labordes has the power to dispose of the Shares directly owned by him or her, but have entered into the Second Voting Trust Agreement which permits Mr. Castle to vote their Shares.

         FUCP has the power to dispose of and the power to vote the Shares directly owned by it, which power may be exercised by FUNB and FTU by virtue of the control relationship.

         (c) The trading, dates, number of Shares purchased or sold and price per share for all transactions in the Common Stock from the 60th day prior to May 30, 2000 until the date of this filing by the Reporting Persons are as follows: (i) by CHI - 136,364 Shares on May 30, 2000 at $22.00 per share and
(ii) by Mr. Urcis - 6,818 Shares on May 30, 2000 at $22.00 per share. On May 30, 2000, the Issuer consummated an initial offering of the Shares to the

CUSIP No.  913431-10-2

public (the "IPO"). As a result of the IPO, each Reporting Person (other than CHI, who owned no shares of Preferred Stock) received 2.3256 Shares for each share of Series A Preferred Stock, par value $.01 per share, of the Issuer (the "Preferred Stock"), owned by them prior to the IPO. Additionally, each share outstanding immediately prior to the IPO was split on a 7.4248-for-1 basis. During such period, no Reporting Person or person listed on Schedule 1 entered into any other transaction in the Shares.

         (d) No person other than each respective record owner of Shares referred to herein is known to have the right to receive or the power to direct the receipt of dividends from or the proceeds of sale of such Shares.

         (e)  Not applicable.

          Neither the filing of this Statement nor any of its contents shall be deemed to constitute an admission that any Reporting Person is the beneficial owner of any common stock referred to in this Statement for the purposes of Section 13(d) of the Act or for any other purpose, and such beneficial ownership is expressly disclaimed.

Item 6.  Contracts, Arrangements, Understandings or Relationships
         with Respect to Securities of the Issuer.
         ----------------------------------------

         (a) Mr. Castle is the sole trustee under the First Voting Trust Agreement. The Reporting Persons who are party to the First Voting Trust Agreement are the CH Group other than CHP III and CHI.

         (b) Mr. Castle is the sole trustee under the Second Voting Trust Agreement. The Reporting Persons who are party to the Second Voting Trust Agreement are the Labordes.

         (c) CHP III is a party to the Voting Agreement. The Reporting Persons who are party to the Voting Agreement are the Co-Investors.

          Each of the First Voting Trust Agreement, the Second Voting Trust Agreement and the Voting Agreement, filed as an exhibit to this Statement, is incorporated herein by reference.

CUSIP No.  913431-10-2

                              SCHEDULE 1 TO 13D

First Union Corporation.

The following table provides certain information about First Union Corporation's directors:


Name                Business (B) or      Principal Occupation   Citizenship
                    Residence (R)
                    Address
-----------------   -------------------  ---------------------  --------------

A. Dano Davis       (R)                 Chairman, Winn-Dixie    United
                    4861 Ortega Blvd.   Stores, Inc.            States
                    Jacksonville, FL    Jacksonville, Florida,
                    32210               a food retailer
                                        5050 Edgewood Court
                                        Jacksonville, FL 32254.

Roddey Dowd, Sr.    (R)                 Chairman of the         United
                    1242 Queens Road    Executive Committee,    States
                    West Charlotte,     Charlotte Pipe and
                    NC  28207           Foundry Company,
                                        Charlotte, North
                                        Carolina, a
                                        manufacturer of pipe
                                        and fittings
                                        P. O. Box 35430
                                        Charlotte, NC 28235.

William H.          (R)                 Chairman, CCA           United
Goodwin, Jr.        6701 River Road     Industries, Inc.,       States
                    Richmond, VA  23229 Richmond, Virginia,
                                        a diversified
                                        holding company
                                        901 East Cary St.,
                                        Suite 1400
                                        Richmond, VA 23219.

Radford D. Lovett   (R)                  Chairman, Commodores   United
                    129 Ponte Vedra      Point Terminal         States
                    Blvd. Ponte Vedra    Corporation,
                    Beach, FL 32082      Jacksonville,
                                         Florida, an
                                         operator of a
                                         marine terminal
                                         and a real estate
                                         management company

CUSIP No.  913431-10-2

Name                Business (B) or      Principal Occupation   Citizenship
                    Residence (R)
                    Address
-----------------   -------------------  ---------------------  --------------

                                         1600 Independent
                                         Square Jacksonville,
                                         FL 32202.

Mackey J. McDonald  (R)                  Chairman, President    United
                    1821 Museum Road     and Chief Executive    States
                    Wyomissing, PA       Officer, VF
                    19610                Corporation,
                                         Greensboro, North
                                         Carolina, an
                                         apparel manufacturer
                                         1047 North Park Road
                                         Wyomissing, PA 19610.

Lanty L. Smith      (R)                  Chairman, Soles        United
                    1401 Westridge Road  Brower Smith & Co.,    States
                    Greensboro, NC       Greensboro, North
                    27401                Carolina, an
                                         investment banking
                                         firm 301 North Elm
                                         St., Suite 600
                                         Greensboro, NC 27401.

G. Kennedy          (B)                  Chief Executive        United
Thompson            First Union          Officer and President, States
                    National Bank        First Union
                    One First Union      Corporation.
                    Center 301 South
                    College Street
                    Charlotte, NC 28222

Beverly F. Dolan    (B)                  Investor               United
                    1990 Two First                              States
                    Union Center
                    Charlotte, NC 28282

Erskine B. Bowles   (B)                  General Partner,       United
                    Carousel Capital     Forstmann Little &     States
                    Partners, L.P.       Co., New York, New
                    201 North Tryon      York, and Managing
                    Street Suite 2450    Director, Carousel
                    Charlotte, NC        Capital Company,
                    28202                LLC, Charlotte,
                                         North Carolina,

CUSIP No.  913431-10-2

Name                Business (B) or      Principal Occupation   Citizenship
                    Residence (R)
                    Address
-----------------   -------------------  ---------------------  --------------

                                         merchant banking-
                                         private equity
                                         companies.

Robert J. Brown     (R)                  Chairman, President    United
                    1129 Pennywood       and Chief Executive    States
                    Drive High Point,    Officer, B&C
                    NC 27265             Associates, Inc.,
                                         High Point, North
                                         Carolina, a public
                                         relations and
                                         marketing research
                                         firm P. O. Box 2636
                                         High Point, NC 27261.

Edward E.           (B)                  Chairman, First        United
Crutchfield         First Union          Union Corporation.     States
                    Corporation
                    One First Union
                    Center Charlotte,
                    NC 28288

James E. S. Hynes   (B)                  Chairman, Hynes,       United
                    Hynes, Inc.          Inc., Charlotte,       States
                    6525 Morrison Blvd.  North Carolina,
                    Suite 515            a sales and marketing
                    Charlotte, NC 28211  services firm.

Herbert Lotman      (B)                  Chairman and Chief     United
                    Kaystone Foods       Executive Officer,     States
                    Holding Co., Inc.    Keystone Foods
                    401 City Avenue      Holding Company,
                    Suite 800            Inc., Bala Cynwyd,
                    Bala Cynwyd, PA      Pennsylvania, a
                    19004                global food processor
                                         and logistics company.

Patricia A. McFate  (B)                  Senior Scientist,      United
                    Science              Strategies Group,      States
                    Applications         Science Applications
                    International        International
                    Corporation          Corporation, Santa Fe,
                    22 Clematis Circle   New Mexico, a systems
                    Sante Fe, NM 87501   engineering company.

CUSIP No.  913431-10-2

Name                Business (B) or      Principal Occupation   Citizenship
                    Residence (R)
                    Address
-----------------   -------------------  ---------------------  --------------

Joseph Neubauer     (R)                  Chairman and Chief     United
                    210 Rittenhouse      Executive Officer,     States
                    Square, W.           ARAMARK Corporation,
                    Apt. 3106            Philadelphia,
                    Philadelphia, PA     Pennsylvania, a service
                    19103                management company
                                         ARA Tower, 1101 Market
                                         Street Philadephia,
                                         PA 19107.

Ruth G. Shaw        (R)                  Executive Vice         United
                    288 Avinger Lane     President and Chief    States
                    Davidson, NC 28036   Administrative
                                         Officer, Duke Energy
                                         Corporation, Charlotte,
                                         North Carolina, an
                                         energy company
                                         P. O. Box 1009
                                         Charlotte, NC 28201-
                                         1009.

Edward E. Barr      (R)                  Chairman, Sun          United
                    560 Illingworth      Chemical Corporation,  States
                    Avenue               Fort Lee, New Jersey,
                    Englewood, NJ 07631  a graphic arts
                                         materials manufacturer
                                         222 Bridge Plaza South
                                         Fort Lee, NJ 07024.

G. Alex Bernhardt,  (R)                  Chairman and Chief     United
Sr.                 7120 GreenHill       Executive Officer,     States
                    Circle               Bernhardt Furniture
                    Blowing Rock, NC     Company, Lenoir, North
                    28605                Carolina, a residential
                                         and executive office
                                         furnishings manufacturer
                                         P. O. Box 740
                                         Lenoir, NC 28645.

CUSIP No.  913431-10-2

Name                Business (B) or      Principal Occupation   Citizenship
                    Residence (R)
                    Address
-----------------   -------------------  ---------------------  --------------

W. Waldo Bradley    (R)                  Chairman, Bradley      United
                    Sylvan Island        Plywood Corporation,   States
                    Savannah, GA 31404   Savannah, Georgia,
                                         a wholesale distributor
                                         of building materials
                                         204 Old West Lathrop
                                         Avenue
                                         Savannah, GA 31402.

Norwood H. Davis,   (B)                  Chairman Emeritus,     United
Jr.                 Trigon Healthcare,   Trigon Healthcare,     States
                    Inc.                 Inc., Richmond, VA.
                    2015 Staples Mill
                    Road
                    Richmond, VA 23230

Frank M. Henry     (B)                   Chairman, Frank        United
                   Frank Martz Coach     Martz Coach Co.,       States
                   Co.                   Wilkes-Barr, PA, bus
                   P.O. Box 1007         transportation.
                   Wilkes-Barr, PA 18773

Ernest E. Jones    (B)
                   Workforce Development Workforce Development  United
                   Corporation           Corporation            States
                   One Penn Center at    Philadelphia, PA
                   Suburban Station
                   1617 J.F.K. Boulevard,
                   13th Floor
                   Philadelphia, PA 19103

James M. Seabrook  (B)                   Vice Chairman, First   United
                   First Union National  Union Corporation,     States
                   Bank                  since August 1999.
                   One First Union
                   Center
                   301 South College Street
                   Charlotte, NC 28222

CUSIP No.  913431-10-2

The following table provides certain information about First Union Corporation's executive officers:

Name                Business (B) or      Title                  Citizenship
                    Residence (R)
                    Address
-----------------   -------------------  ---------------------  --------------

G. Kennedy          (B)                  Chief Executive        United
Thompson            First Union          Officer and            States
                    National Bank        President
                    One First Union
                    Center
                    301 South College
                    Street
                    Charlotte, NC 28222

Edward E.           (B)                  Chairman               United
Crutchfield         First Union                                 States
                    Corporation
                    One First Union
                    Center
                    Charlotte, NC 28288

Donald A.           (B)                  Vice Chairman          United
McMullen, Jr.       First Union                                 States
                    National Bank
                    One First Union
                    Center
                    301 South College
                    Street
                    Charlotte, NC 28222

Benjamin P.         (B)                  Vice Chairman          United
Jenkins, III        First Union                                 States
                    National Bank
                    One First Union
                    Center
                    301 South College
                    Street
                    Charlotte, NC 28222

CUSIP No.  913431-10-2

Name                Business (B) or      Title                  Citizenship
                    Residence (R)
                    Address
-----------------   -------------------  ---------------------  --------------

Billy James        (B)                   Vice Chairman          United
Walker             First Union                                  States
                   National Bank
                   One First Union
                   Center
                   301 South College
                   Street
                   Charlotte, NC 28222

Robert T. Atwood   (B)                   Chief Financial        United
                   First Union           Officer                States
                   National Bank
                   One First Union
                   Center
                   301 South College
                   Street
                   Charlotte, NC 28222

Mark C. Treanor    (B)                   Executive Vice         United
                   First Union           President, Secretary   States
                   National Bank         and General Counsel
                   One First Union
                   Center
                   301 South College
                   Street
                   40th Floor
                   Charlotte, NC 28222

CUSIP No.  913431-10-2

First Union National Bank.

The following table provides certain information about First Union National Bank's directors:

Name                Business (B) or      Principal Occupation   Citizenship
                    Residence (R)
                    Address
-----------------   -------------------  ---------------------  --------------

William H.          (R)                  Chairman, CCA          United
Goodwin, Jr.        6701 River Road      Industries, Inc.,      States
                    Richmond, VA         Richmond, Virginia,
                    23229                a diversified
                                         holding company
                                         901 East Cary St.,
                                         Suite 1400
                                         Richmond, VA 23219.

Radford D. Lovett   (R)                  Chairman, Commodores   United
                    129 Ponte Vedra      Point Terminal         States
                    Blvd.                Corporation,
                    Ponte Vedra Beach,   Jacksonville,
                    FL                   Florida, an operator
                    32082                of a marine terminal
                                         and a real estate
                                         management company
                                         1600 Independent Square
                                         Jacksonville, FL 32202.

Mackey J.           (R)                  Chairman, President    United
McDonald            1821 Museum Road     and Chief Executive    States
                    Wyomissing, PA       Officer, VF
                    19610                Corporation,
                                         Greensboro, North
                                         Carolina, an apparel
                                         manufacturer
                                         1047 North Park Road
                                         Wyomissing, PA 19610.

Lanty L. Smith      (R)                  Chairman, Soles        United
                    1401 Westridge Road  Brower Smith & Co.,    States
                    Greensboro, NC       Greensboro, North
                    27401                Carolina, an
                                         investment
                                         banking firm
                                         301 North Elm St.,
                                         Suite 600
                                         Greensboro, NC 27401.

CUSIP No.  913431-10-2

Name                Business (B) or      Principal Occupation   Citizenship
                    Residence (R)
                    Address
-----------------   -------------------  ---------------------  --------------

G. Kennedy          (B)                  Chief Executive        United
Thompson            First Union          Officer and            States
                    National Bank        President,
                    One First Union      First Union
                    Center               Corporation.
                    301 South College
                    Street
                    Charlotte, NC 28222

Beverly F. Dolan    (B)                  Investor               United
                    1990 Two First                              States
                    Union Center
                    Charlotte, NC  28282

Edward E.           (B)                  Chairman, First        United
Crutchfield         First Union          Union Corporation.     States
                    Corporation
                    One First Union
                    Center
                    Charlotte, NC 28288

Joseph Neubauer     (R)                  Chairman and Chief     United
                    210 Rittenhouse      Executive Officer,     States
                    Square, W.           ARAMARK Corporation,
                    Apt. 3106            Philadelphia,
                    Philadelphia, PA     Pennsylvania, a
                    19103                service management
                                         company
                                         ARA Tower,
                                         1101 Market St.
                                         Philadelphia, PA 19107.

Robert T. Atwood    (B)                  Executive Vice         United
                    First Union          President and          States
                    National Bank        Chief Financial
                    One First Union      Officer,
                    Center               First Union
                    301 South College    Corporation.
                    Street
                    Charlotte, NC 28222

CUSIP No.  913431-10-2

Name                Business (B) or      Principal Occupation   Citizenship
                    Residence (R)
                    Address
-----------------   -------------------  ---------------------  --------------

Mark C. Treanor     (B)                  Executive Vice         United
                    First Union          President,             States
                    National Bank        Secretary
                    One First Union      and General
                    Center               Counsel,
                    301 South College    First Union
                    Street               Corporation.
                    40th Floor
                    Charlotte, NC 28222

CUSIP No.  913431-10-2

The following table provides certain information about First Union National Bank's executive officers:

Name                Business (B) or      Title                  Citizenship
                    Residence (R)
                    Address
-----------------   -------------------  ---------------------  --------------

G. Kennedy          (B)                  Chief Executive        United
Thompson            First Union          Officer and            States
                    National Bank        President
                    One First Union
                    Center
                    301 South College
                    Street
                    Charlotte, NC 28222

Edward E.           (B)                  Chairman               United
Crutchfield         First Union                                 States
                    Corporation
                    One First Union
                    Center
                    Charlotte, NC 28288

Donald A.           (B)                  Vice Chairman          United
McMullen, Jr.       First Union                                 States
                    National Bank
                    One First Union
                    Center
                    301 South College
                    Street
                    Charlotte, NC 28222

Benjamin P.         (B)                  Vice Chairman          United
Jenkins, III        First Union                                 States
                    National Bank
                    One First Union
                    Center
                    301 South College
                    Street
                    Charlotte, NC 28222

Billy James         (B)                  Vice Chairman          United
Walker              First Union                                 States
                    National Bank
                    One First Union Center
                    301 South College Street
                    Charlotte, NC 28222

CUSIP No.  913431-10-2

The following table provides certain information about First Union National Bank's executive officers:

Name                Business (B) or      Title                  Citizenship
                    Residence (R)
                    Address
-----------------   -------------------  ---------------------  --------------

Robert T. Atwood    (B)                  Chief Financial        United
                    First Union          Officer                States
                    National Bank
                    One First Union
                    Center
                    301 South College
                    Street
                    Charlotte, NC 28222

Mark C. Treanor     (B)                    Executive Vice       United
                    First Union            President,           States
                    National Bank          Secretary and
                    One First Union        General Counsel
                    Center
                    301 South College
                    Street
                    40th Floor
                    Charlotte, NC 28222

CUSIP No.  913431-10-2

First Union Capital Partners, Inc.

The following table provides certain information about First Union Capital Partners' directors:

Name                Business (B) or      Principal Occupation   Citizenship
                    Residence (R)
                    Address
-----------------   -------------------  ---------------------  --------------

Ted A. Gardner      (B)                  Senior Vice            United
                    First Union Capital  President,             States
                    Partners, Inc.       First Union
                    One First Union      Capital Partners
                    Center
                    301 South College
                    Street
                    5th Floor
                    Charlotte, NC
                    28222-0732

W. Barnes           (B)                  Senior Vice            United
Hauptfuhrer         First Union Capital  President,             States
                    Partners, Inc.       First Union
                    One First Union      Capital Partners
                    Center
                    301 South College
                    Street
                    5th Floor
                    Charlotte, NC
                    28222-0732

Scott B. Perper     (B)                  President, First       United
                    First Union Capital  Union Capital          States
                    Partners, Inc.       Partners
                    One First Union
                    Center
                    301 South College
                    Street
                    5th Floor
                    Charlotte, NC
                    28222-0732

CUSIP No.  913431-10-2

The following table provides certain information about First Union National Bank's executive officers:

Name                Business (B) or      Title                  Citizenship
                    Residence (R)
                    Address
-----------------   -------------------  ---------------------  --------------

Scott B. Perper     (B)                  President              United
                    First Union Capital                         States
                    Partners, Inc.
                    One First Union
                    Center
                    301 South College
                    Street
                    5th Floor
                    Charlotte, NC
                    28222-0732

Robert T. Atwood    (B)                  Executive Vice         United
                    First Union Capital  President.             States
                    Partners, Inc.
                    One First Union
                    Center
                    301 South College
                    Street
                    5th Floor
                    Charlotte, NC
                    28222-0732

Tracey M. Chaffin   (B)                  Vice President and   United
                    First Union Capital  Chief Financial      States
                    Partners, Inc.       Officer
                    One First Union
                    Center
                    301 South College
                    Street
                    5th Floor
                    Charlotte, NC
                    28222-0732

Robert F. Bertges   (B)                  Senior Vice          United
                    First Union Capital  President            States
                    Partners, Inc.
                    One First Union
                    Center
                    301 South College
                    Street
                    5th Floor
                    Charlotte, NC
                    28222-0732

CUSIP No.  913431-10-2

Name                Business (B) or      Title                  Citizenship
                    Residence (R)
                    Address
-----------------   -------------------  ---------------------  --------------

David B. Carson     (B)                  Senior Vice            United
                    First Union Capital  President              States
                    Partners, Inc.
                    One First Union
                    Center
                    301 South College
                    Street
                    5th Floor
                    Charlotte, NC
                    28222-0732

Jay M. Chernoskey   (B)                  Senior Vice            United
                    First Union Capital  President              States
                    Partners, Inc.
                    One First Union
                    Center
                    301 South College
                    Street
                    5th Floor
                    Charlotte, NC
                    28222-0732

James C. Cook       (B)                  Senior Vice            United
                    First Union Capital  President              States
                    Partners, Inc.
                    One First Union
                    Center
                    301 South College
                    Street
                    5th Floor
                    Charlotte, NC
                    28222-0732

Frederick W.        (B)                  Senior Vice            United
Eubank, III         First Union Capital  President              States
                    Partners, Inc.
                    One First Union
                    Center
                    301 South College
                    Street
                    5th Floor
                    Charlotte, NC
                    28222-0732

CUSIP No.  913431-10-2

Name                Business (B) or      Title                  Citizenship
                    Residence (R)
                    Address
-----------------   -------------------  ---------------------  --------------


L. Watts            (B)                  Senior Vice            United
Hamrick, III        First Union Capital  President              States
                    Partners, Inc.
                    One First Union
                    Center
                    301 South College
                    Street
                    5th Floor
                    Charlotte, NC
                    28222-0732

James H. Hatch      (B)                  Senior Vice          United
                    First Union Capital  President and        States
                    Partners, Inc.       Treasurer
                    One First Union
                    Center
                    301 South College
                    Street
                    5th Floor
                    Charlotte, NC
                    28222-0732

Kent S. Hathaway    (B)                  Senior Vice            United
                    First Union Capital  President              States
                    Partners, Inc.
                    One First Union
                    Center
                    301 South College
                    Street
                    31th Floor
                    Charlotte, NC
                    28222-0630

James M. Kipp       (B)                  Senior Vice          United
                    First Union Capital  President            States
                    Partners, Inc.
                    One First Union
                    Center
                    301 South College
                    Street
                    Charlotte, NC
                    28222

CUSIP No.  913431-10-2

David Neal          (B)                  Senior Vice          United
Morrison            First Union Capital  President            States
                    Partners, Inc.
                    One First Union
                    Center
                    301 South College
                    Street
                    Charlotte, NC
                    28222

Matthew S.          (B)                  Senior Vice            United
Rankowitz           First Union Capital  President              States
                    Partners, Inc.
                    One First Union
                    Center
                    301 South College
                    Street
                    Charlotte, NC
                    28222

Kevin J. Roche      (B)                  Senior Vice          United
                    First Union Capital  President            States
                    Partners, Inc.
                    One First Union
                    Center
                    301 South College
                    Street
                    Charlotte, NC
                    28222

Edward H. Ross      (B)                  Senior Vice          United
                    First Union Capital  President            States
                    Partners, Inc.
                    One First Union
                    Center
                    301 South College
                    Street
                    Charlotte, NC
                    28222